UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2008

Item 1.                                     Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50532

LETTER TO SHAREHOLDERS

Another quarter, another crisis.

The first quarter saw the Fed's "rescue" of Bear Stearns — in our view necessary and appropriate given the circumstances, but unfortunate and distressing nonetheless. Some corollaries of the rescue included:

•  Opening the Fed's discount window to investment banks, as well as commercial banks and primary dealers, with the potential to overstrain the Fed's balance sheet.

•  Likely direct Fed supervision of the over-leveraged investment banks.

•  Increased moral hazard — Inadequate discipline by the market of risky behavior which leads to more in the future.

This quarter (including July) brought us a new, and potentially greater systemic threat, namely the crisis of confidence in the viability of Fannie Mae and Freddie Mac.

This most recent financial crisis is essentially an outgrowth of the housing boom and its inevitable collapse, which has left large numbers of families with unaffordable homes and Fannie and Freddie with guarantees on several trillion dollars of mortgages. Many more of these are likely to default than originally projected, producing losses for Fannie and Freddie in excess of their capital.

Though many argued that the Fed's actions in the case of Bear Stearns were unwise, there are fewer willing to face the prospect of applying market discipline to Fannie and Freddie, given their enormous size and pervasive role in the housing market. Combined Fannie/Freddie public debt is about $1.5 trillion, with a quarter held outside the U.S. This debt was sold at below-market rates with, so the buyer thought, an implicit U.S. Treasury guarantee. That guarantee seems to have become an explicit one. In addition, 50% of the U.S. mortgage market is owned or guaranteed by Fannie and Freddie, approximately $5 trillion.

Also important, a non-functional Fannie and Freddie would have a wrenching and highly negative impact on the whole mortgage finance system, where their share of new mortgage originations is at higher than normal levels.

The cost to the Treasury of standing behind these obligations is a high one. A line of credit of unlimited size has been made available, and the Treasury is prepared to recapitalize Fannie and Freddie to the extent that mortgage losses consume available capital and the private sector is unwilling to supply more. This could lead to Federal control/ownership of the two institutions, hopefully only on a temporary basis. Given that total Federal debt is about $10 trillion, the addition of several trillion dollars of contingent liabilities is also not a trivial change.

In addition to threats facing many major financial companies and rising inflation (mostly commodity driven), the current economic environment is characterized by pervasive weakness in consumer spending. In the recent past, this was supported by rising credit card debt, a declining savings rate, and cash-out mortgage refinancings funded by lower mortgage rates and rising housing prices.

These sources of consumer liquidity are all currently threatened — by declining home prices, limited consumer cash resources, and tighter credit, driven by more conservative lending practices and an effort by many financial institutions to shrink their balance sheets.

At the same time, there remain many areas of strength in the U.S. and world economy. Spending on oil and gas, agriculture, and infrastructure improvements in rapidly developing economies (China, India, Brazil, etc.) are growing quickly and likely will continue to do so. For U.S. companies this translates into strong demand for capital goods, rising exports (also helped by the weak dollar), and strength in international operations.

The market averages were mixed in the second quarter, with smaller stocks up about 1% but the S&P 500 down almost 3%. Perennial was little changed for the quarter.

The relatively dull market statistics for the quarter are misleading. After the sharp first quarter decline, the market bounced back in April and May,

only to decisively reverse itself in June (down 8-9%), and still lower into July.

A notably weak portion of the portfolio was retail, with large price declines (about 25%). Other, harder to characterize declining stocks included HNI (-34%) and ScanSource (-26%). Healthcare continued to be a disappointment (as in the first quarter), with only average performance.

Standout winners were oil service companies Helix (+32%) and Noble (+31%), both of which had done poorly in the first quarter. Some capital-goods-related companies performed well (Idex +20%, Franklin Electric +13%) as did truckload carriers Knight (+11%) and Heartland (+5%), both of which also had strong first quarter performance.

We added to positions in HNI and Signet, both of which have declined substantially this year.

The table below shows the performance of Perennial so far in 2008 compared to the benchmark Russell 2500 as well as the leading large-cap indexes. We are a bit behind the Russell 2500 but ahead of the market as a whole. Performance for longer periods is generally strong as well.

	Periods Ended June 30, 2008
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Perennial	0.1%	(8.7)%	3.8%	10.0%	10.4%
Russell 2500	1.4%	(8.1)%	4.9%	11.5%	7.5%
S&P 500	(2.7)%	(11.9)%	4.4%	7.6%	2.9%
Nasdaq	0.6%	(13.6)%	3.7%	7.2%	1.9%

  *  Annualized Returns

The discussion of performance over varying time periods raises an important point...what is the appropriate period over which to measure performance? This is especially germane for Perennial since it has long been true that Perennial does best in down to moderately up years, while performing the worst (relatively speaking, of course) in years of great ebullience. We think that it would be most appropriate, therefore, to combine both bull-market and bear-market periods, thus measuring performance over a complete stock market cycle.

Looking back at the past dozen years, we can identify several powerful bull and bear markets. Over the five plus years from 1995 to March 2000, the S&P 500 advanced by nearly 30% per year. From April 2000 to September 2002, the S&P 500 fell at a 20% per year rate. Over the five years from October 2002 to September 2007, the S&P 500 rose at 15% per year. As expected, Perennial did well in the down-market years, but found it difficult to fully participate in many of the up years. When we look at a full market cycle, however, Perennial's strong results stand out.

For example, comparing returns for the 7 1/2 year period from the start of the bear market, April 2000, through September 2007, a time period which combines 2 1/2 down years and 5 up years, we get the following results.

	Total Returns			Total Cycle
	Bear Market	Bull Market	Total Cycle	Annualized Returns	Bear Market II
	(2Q'00- 3Q'02)	(4Q'02- 3Q'07)			(4Q'07- 2Q'08)
Perennial	8%	109%	125%	11%	(8)%
Russell 2500	(26)%	144%	80%	8%	(12)%
S&P 500	(44)%	105%	15%	2%	(15)%
Nasdaq	(74)%	131%	(41)%	(7)%	(15)%

Note the final column which shows performance in the current bear market, which began in October 2007 and continues at this writing (July). The recovery in April-May seems only a distraction, as the averages are down more than 10% in June and early July.

Over this nine-month period (October 2007-June 2008) the indexes have declined 12 to15%. Over this same period, Perennial is down 8%, 4 points better than the benchmark Russell 2500, and 7 points better than the S&P 500.

We believe that the ability of the Perennial portfolio to outperform in difficult environments is driven by the kind of companies we strive to own:

•  Market leaders with superior operating margins can continue to spend on marketing and product development when competitors are financially stressed.

•  Companies with strong balance sheets reduce dependence on capital markets and permit judicious expansion of the core business by capital investment or acquisition.

•  Companies with a strong mix of foreign business provide a valuable diversification. In the current economic environment this is especially beneficial as economies in Europe and developing countries will likely prove more resilient than the U.S.

One new company was added to the portfolio during the second quarter. WABCO was spun-out of American Standard just a year ago, but traces its ancestry back to Westinghouse Air Brake, 150 years earlier. WABCO manufactures advanced components for commercial vehicles (heavy trucks, trailers and buses). These include air brakes, electronic braking and stability control systems, and automatic transmissions. About 75% of WABCO's revenues are from Europe where these sophisticated safety and performance products have achieved greater market penetration. Future growth will be driven by continued development of the highway system in less developed countries and by adoption of more advanced heavy truck components in all markets.

We were attracted to WABCO by its excellent profitability, 12% operating margin and over 30% return on equity, and by the duopoly structure of the market — leadership shared with German manufacturer Knorr. We expect that the business's cyclicality will be muted by its worldwide footprint and WABCO's growing aftermarket presence.

Just after the end of the second quarter, portfolio company O'Reilly Automotive closed a major acquisition, buying competitor CSK for $1 billion, including $500 million of assumed debt. The combination catapults O'Reilly from a distant third among auto parts retail chains to a virtual tie for second with Advance Auto, trailing only industry leader AutoZone.

An excellent geographic fit for O'Reilly, CSK has nearly all its stores in the western U.S., a region where O'Reilly has few units. The West has the potential to be a little less competitive than other areas of the country, as only AutoZone, of the major retail chains, operates there. Advance Auto has no real Western presence, and with the O'Reilly acquisition of CSK, is even less likely to attempt to enter this market in the future.

In the short term, the potential to improve CSK's operation lies mostly in cost reductions in purchasing (greater combined buying power) and overhead, and in increasing inventory levels — CSK cash flow problems had made store inventories sub-optimal.

In the longer run, the largest opportunity is in building out CSK's distribution network to support a greater effort on the commercial side of the business — selling to professional mechanics in addition to Do-It-Yourself (DIY) buyers. O'Reilly's business success has been based on its 50-50 balance between DIY and commercial business. In contrast, other retail chains rarely have more than 20% of their business in commercial sales — CSK is just 18%. In addition to more distribution centers to support more frequent store inventory replenishment, an effective assault on the commercial business requires upgraded merchandise assortments, including the leading brands, higher store SKU levels, more knowledgeable store employees, and speedy delivery of mechanics' orders.

Although the acquisition gives O'Reilly the opportunity to make major improvements to CSK's sales and profit margins, with a resulting acceleration of its own earnings per share growth, there are certainly integration risks. CSK has about 1,300 stores (vs. O'Reilly's 1,900), and although location and size are generally good, they must be re-merchandised, and the employees and managers re-trained. O'Reilly successfully integrated its 1998 Hi-Lo Automotive acquisition, a deal of similar relative, though smaller absolute size. We are optimistic that O'Reilly will be similarly successful with CSK, but it will require a major effort over several years to make it work.

When looking over the Perennial portfolio, a number of companies stand out as being curious choices given the economic challenges the country is facing. Two of these are the truckload carriers Knight Transportation and Heartland Express.

The weakening economy is obviously bad for the truckload business, which is economically sensitive. Truckload demand actually turned down in 2007, driven by the collapse in housing. Materials used in residential construction are big consumers of truck transportation. Lumber, drywall, roofing, bricks, siding, and floor coverings all move mostly by truck, and in much smaller quantities now than when home building was booming.

The second big drag on the truckload business is higher prices for diesel fuel. Fuel has now become the largest cost component of the truck business, even larger than payments to the driver. Although truck carriers have been collecting a surcharge indexed to diesel price increases, it rarely covers more than 80-90% of the cost escalation. These result from the index being adjusted only weekly, not daily, and from unrecoverable costs associated with deadhead, out-of-route miles, idle time, etc.

In addition to its deleterious effects on the cost structure of the carriers, higher fuel costs also tend to reduce demand by shippers for trucking services. This has two elements.

First, manufacturers and distributors have the ability to reconfigure their processes to reduce truck usage, for example, by doing a greater percent of production at a single plant so as to require less truck shipment of parts or sub-assemblies. Similarly, if distributors have more warehouses, they will be closer to their customers and thus able to reduce shipping distances.

Second, some modes of transport, most notably rail, are much more efficient in their consumption of fuel and will tend to gain business at the expense of trucks as fuel prices increase. This has been evident in the strong recent growth of the intermodal business — the use of rail carriages to carry truck trailers for a large portion of their journey.

In addition, much of the economic pressure on truck carriers is not demand driven. Excess supply is also a factor. Emissions standards for truck engines have been periodically made more stringent, most recently in 2007. The unintended result was "The Great Pre-buy." Trucking companies were concerned, with good reason, that the new '07 engines would cost more, would get worse gas mileage, and would be less reliable. They therefore ordered trucks with the '06 engines in quantities far in excess of their short-term requirements. Then, having bought the vehicles, instead of parking them until they were really needed, the companies decided to hire drivers and operate them. Combined with reduced demand, the result was a collapse in industry pricing and profitability.

In light of these severe challenges to the industry, why do we continue to own significant positions in Knight Transportation and Heartland Express?

Most important is that we have a much longer time horizon than many other investors. Our desire to own the two companies is driven by their high returns on capital, unleveraged balance sheets, high operating margins, and significant reinvestment opportunities for their cash flow. In all of these financial measures, Knight and Heartland are superior to virtually all their competitors.

We believe that the combination of high returns on capital, attractive reinvestment opportunities, and continuing to outperform competitors makes it likely that in future years both Knight and Heartland will have substantially greater earnings and higher stock prices, despite the admittedly challenging current environment.

In the shorter term, we also believe that the Knight and Heartland niche of operating in shorter-haul markets (average 500 miles) is less subject to rail competition than the longer-haul, even cross-country business of many other truckload carriers.

In addition, there are encouraging signs that the industry's mostly self-inflicted supply problems are being rapidly resolved. Larger carriers have announced reductions in fleet size. Many smaller and mid-size carriers are facing severe pressure from the combination of lower rates and unrecovered fuel costs. Bankruptcies among these carriers have been accelerating rapidly. Used truck prices have fallen sharply, and a much larger percentage than usual of these vehicles are being sold to foreign buyers rather than returned to the market here.

All things considered, we expect Knight and Heartland to emerge from the current weak market in an even stronger competitive position.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 28, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2008
	1 Year	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	-11.93%	9.99%	10.42%
FPA Perennial Fund, Inc. (Net of Sales Charge)	-16.56%	8.81%	9.83%
Lipper Mid-Cap Core Fund Average	-10.96%	11.16%	8.28%
Russell 2500 Index	-14.28%	11.49%	7.50%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2008 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

June 30, 2008

Common Stocks		94.9%
Business Services & Supplies	27.7%
Producer Durable Goods	15.1%
Technology	13.7%
Energy	12.0%
Retailing	9.2%
Transportation	7.4%
Health Care	7.2%
Financial	2.6%
Short-Term Corporate Notes		4.7%
Other Assets and Liabilities, net		0.4%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2008

Shares
NET PURCHASES
Common Stocks
HNI Corporation	62,800
Maxim Integrated Products, Inc.	12,800
Signet Group plc	2,314,600
WABCO Holdings Inc. (1)	40,000
NET SALES
Common Stocks
AmSurg Corporation	36,400
Bio-Rad Laboratories, Inc. (Class A)	12,000
Brady Corporation (Class A)	39,600
Brown & Brown, Inc.	47,000
CarMax , Inc.	103,600
Charles River Laboratories International, Inc.	75,500
CLARCOR, Inc.	35,200
Cognex Corporation	75,700
Copart, Inc.	39,300
First American Corporation (2)	191,500
Franklin Electric Co., Inc.	29,200
Graco Inc.	29,000
Heartland Express, Inc.	108,700
Helix Energy Solutions Group, Inc.	82,000
IDEX Corporation	39,700
Invitrogen Corporation	41,300
Knight Transportation, Inc.	100,600
Lincare Holdings Inc.	74,500
Manpower Inc.	10,700
Microchip Technology Incorporated	42,100
Noble Corporation	104,800
O'Reilly Automotive, Inc.	46,500
Plantronics, Inc.	62,400
Polaris Industries, Inc. (2)	45,100
SanDisk Corporation	15,000
ScanSource, Inc.	35,156
Zebra Technologies Corporation (Class A)	53,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2008

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 27.7%
Brady Corporation (Class A)	337,600	$11,657,328
Charles River Laboratories International, Inc.*	299,000	19,112,080
CLARCOR, Inc.	248,400	8,718,840
Copart, Inc.*	187,000	8,007,340
Invitrogen Corporation*	338,900	13,305,214
Landauer, Inc.	9,200	517,408
Manpower Inc.	166,800	9,714,432
ScanSource, Inc.*	608,844	16,292,665
		$87,325,307
PRODUCER DURABLE GOODS — 15.1%
Franklin Electric Co., Inc.	205,800	$7,980,924
Graco Inc.	210,500	8,013,735
HNI Corporation	387,500	6,843,250
IDEX Corporation	319,450	11,768,538
WABCO Holdings Inc.	40,000	1,858,400
Zebra Technologies Corporation (Class A)*	344,700	11,251,008
		$47,715,855
TECHNOLOGY — 13.7%
Cognex Corporation	525,700	$12,117,385
Maxim Integrated Products, Inc.	276,300	5,843,745
Microchip Technology Incorporated	337,200	10,298,088
Plantronics, Inc.	568,600	12,691,152
SanDisk Corporation*	121,700	2,275,790
		$43,226,160
ENERGY — 12.0%
Helix Energy Solutions Group, Inc.*	409,800	$17,064,072
Noble Corporation	320,100	20,793,696
		$37,857,768
RETAILING — 9.2%
CarMax, Inc.*	752,900	$10,683,651
O'Reilly Automotive, Inc.*	455,400	10,178,190
Signet Group, plc	8,300,000	8,217,000
		$29,078,841
TRANSPORATION — 7.4%
Heartland Express, Inc.	730,800	$10,896,228
Knight Transporation, Inc.	670,600	12,271,980
		$23,168,208

PORTFOLIO OF INVESTMENTS

June 30, 2008

COMMON STOCKS — Continued	Shares or Principal Amount	Value
HEALTH CARE — 7.2%
AmSurg Corporation*	234,200	$5,702,770
Bio-Rad Laboratories, Inc. (Class A)*	90,800	7,344,812
Lincare Holdings Inc.*	333,800	9,479,920
		$22,527,502
FINANCIAL — 2.6%
Brown & Brown, Inc.	470,100	$8,175,039
TOTAL COMMON STOCKS — 94.9% (Cost $233,577,905)		$299,074,680
SHORT-TERM INVESTMENTS — 4.7%
ChevronTexaco Funding Corporation — 1.9% 07/01/08	$8,500,000	$8,500,000
Federal Farm Credit Bank (Discount Note) — 2% 07/01/08	6,186,000	6,186,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,686,000)		$14,686,000
TOTAL INVESTMENTS — 99.6% (Cost $248,263,905)		$313,760,680
Other assets less liabilities — 0.4%		1,305,128
TOTAL NET ASSETS — 100%		$315,065,808

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008

ASSETS
Investments at value:
Investment securities — at market value (identified cost $233,577,905)	$299,074,680
Short-term investments — at amortized cost (maturities 60 days or less)	14,686,000	$313,760,680
Cash		3
Receivable for:
Investment securities sold	$2,552,297
Dividends and accrued interest	492,991
Capital stock sold	193,516	3,238,804
		$316,999,487
LIABILITIES
Payable for:
Investment securities purchased	$1,154,676
Capital stock repurchased	486,434
Advisory fees and financial services	212,829
Accrued expenses	79,740	1,933,679
NET ASSETS		$315,065,808
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 10,108,654 outstanding shares		$101,087
Additional paid-in capital		240,823,656
Undistributed net realized gain on investments		8,184,421
Undistributed net investment income		459,869
Unrealized appreciation of investments		65,496,775
NET ASSETS		$315,065,808
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$31.17
Maximum offering price per share (100/94.75 of per share net asset value)		$32.90

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2008

INVESTMENT INCOME
Dividends		$2,028,423
Interest		158,398
		$2,186,821
EXPENSES:
Advisory fees	$1,133,170
Transfer agent fees and expenses	260,919
Financial services	170,488
Reports to shareholders	42,152
Audit and tax fees	33,600
Registration fees	25,158
Custodian fees and expenses	24,170
Directors fees and expenses	12,500
Insurance	11,715
Legal fees	10,680
Other fees and expenses	2,400	1,726,952
Net investment income		$459,869
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$55,230,396
Cost of investment securities sold	49,243,641
Net realized gain on investments		$5,986,755
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$105,360,660
Unrealized appreciation at end of period	65,496,775
Change in unrealized appreciation of investments		(39,863,885)
Net realized and unrealized loss on investments		$(33,877,130)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(33,417,261)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2008		For the Year Ended December 31, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$459,869		$1,743,666
Net realized gain on investments	5,986,755		31,507,032
Change in unrealized appreciation of investments	(39,863,885)		2,246,221
Change in net assets resulting from operations		$(33,417,261)		$35,496,919
Distributions to shreholders from:
Net investment income	—		$(1,939,735)
Net realized capital gains	—	—	(29,489,583)	(31,429,318)
Capital Stock transactions:
Proceeds from Capital Stock sold	$12,946,760		$47,407,160
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		25,973,536
Cost of Capital Stock repurchased*	(55,708,822)	(42,762,062)	(240,507,848)	(167,127,152)
Total change in net assets		$(76,179,323)		$(163,059,551)
NET ASSETS
Beginning of period, including zero and $196,069 at December 31, 2007 and 2006, respectively		391,245,131		554,304,682
End of period, including $459,869 and zero at June 30, 2008 and December 31, 2007, respectively		$315,065,808		$391,245,131
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		406,898		1,321,032
Shares issued to shareholders upon reinvestment of dividends and distributions		—		768,748
Shares of Capital Stock repurchased		(1,759,869)		(6,630,242)
Change in Capital Stock outstanding		(1,352,971)		(4,540,462)

*  Net of redemption fees of $7,449 and $15,304 collected for the periods ended June 30, 2008 and December 31, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$34.14		$34.64	$34.39	$31.14	$27.05	$20.41
Income from investment operations:
Net investment income (loss)	$0.05		$0.15	$0.26	$0.10	$(0.02)	$(0.06)
Net realized and unrealized gain (loss) on investment securities	(3.02)		2.26	1.13	3.89	4.41	7.77
Total from investment operations	$(2.97)		$2.41	$1.39	$3.99	$4.39	$7.71
Less distributions:
Dividends from net investment income	—		$(0.16)	$(0.25)	$(0.10)	—	—
Distributions from net realized capital gains	—		(2.75)	(0.89)	(0.64)	$(0.30)	$(1.07)
Total distributions	—		$(2.91)	$(1.14)	$(0.74)	$(0.30)	$(1.07)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$31.17		$34.14	$34.64	$34.39	$31.14	$27.05
Total investment return**	(8.70)%		7.10%	4.06%	12.81%	16.25%	37.89%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$315,066		$391,245	$554,305	$490,410	$266,097	$168,880
Ratio of expenses to average net assets	1.02	%†	0.96%	0.91%	0.90%	0.97%	1.05%
Ratio of net investment income (loss) to average net assets	0.27	%†	0.37%	0.75%	0.37%	(0.07)%	(0.36)%
Portfolio turnover rate	5	%†	10%	16%	10%	16%	23%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2008 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $8,526,737 for the six months ended June 30, 2008. Realized gains or losses are based on the specific-certificate identification method.

The cost of investment securities held at June 30, 2008, for federal income tax purposes was $234,305,436. Gross unrealized appreciation and depreciation for all investments at June 30, 2008 for federal income tax purposes was $80,013,175 and $15,243,931, respectively, resulting in net unrealized appreciation of $64,769,244. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended June 30, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2003 or by state tax authorities for years ended before December 31, 2002.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Investment Adviser"). Under the terms of this Agreement, the Fund pays the Investment Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Investment Adviser an amount equal to 0.10%

NOTES TO FINANCIAL STATEMENTS

Continued

of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2008, the Fund paid aggregate fees of $12,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended June 30, 2008, the Fund collected $7,449 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended June 30, 2008, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $6,779 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on January 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2008:

Level 1 – Quoted Prices	$299,074,680
Level 2 – Other significant observable inputs	14,686,000	*
Level 3 – Significant unobservable inputs	—
Total investments	$313,760,680

*  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2008

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2007	$1,000.00	$1,000.00
Ending Account Value June 30, 2008	$913.00	$1,019.86
Expenses Paid During Period*	$4.85	$5.14

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2008 (182/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Director† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (65)*	Director† Years Served: 3	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Director & Chairman† Years Served: 17	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (63)	Director†, President & Portfolio Manager Years Served: 8	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (54)	Executive Vice President & Portfolio Manager Years Served: 12	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (48)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee Member.

Additional information about the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064

(This page has been left blank intentionally.)

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, MA 02266-8115

30 Dan Road
Canton, MA 02021-2809
(800) 638-3060
(617) 483-5000

TICKER: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008, is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 22, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	August 22, 2008